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                                                                    EXHIBIT 10.2

                                OTC AMERICA, INC.

                             SUBSCRIPTION AGREEMENT

OTC America, Inc.
Randy L. Phillips                         Total Shares Subscribed For: 2,000,000
600 17th Street, Suite 950 South
Denver, CO 80202

Dear Mr. Phillips;

         The undersigned hereby subscribes to purchase 2,000,000 Shares of $.0001 par value common stock (the "Securities") of OTC AMERICA, INC. ("Company") in exchange for 2,500,000 Shares of Series A Preferred Stock which are to be canceled upon issuance of the Securities purchased hereby.

         1. Purchase. Subject to the terms and conditions hereof, the undersigned hereby irrevocably agrees to exchange for the Securities set forth on the signature page hereof and tenders herewith the number of shares of Series A Preferred Stock set forth on the signature page hereof.

         2. Disclosure Documents. The undersigned acknowledges receipt of the Company's 10KSB and 10QSB as filed with the Securities and Exchange Commission and has read these disclosure documents which are incorporated herein by this reference.

         3. Representations and Warranties. The undersigned hereby makes the following representations and warranties to the Company:

         (a) The undersigned is the sole and true party in interest and is not purchasing for the benefit of any other person;

         (b) The undersigned has consulted with the advisor(s) named on the signature page, if any (such advisor(s) are hereinafter collectively referred to as the "Investor Representative");

         (c) The undersigned and/or the Investor Representative have read and analyzed, are familiar with and have retained copies of this Subscription Agreement and other related documents, including all of the documents incorporated by reference, copies of which were delivered to me/us. The undersigned understands that all books, records and documents of the Company relating to this investment have been and remain available for inspection by the undersigned and/or the Investor Representative upon reasonable notice. The undersigned confirms that all documents requested by the undersigned and/or the Investor Representative have been made available, and

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               that the undersigned has been supplied with all of the additional information concerning this investment that has been requested.
               In making a decision to purchase the Securities, the undersigned has relied exclusively upon information provided by the Company in writing or found in the books, records or documents of the Company;

         (d) The undersigned and/or Investor Representative have such knowledge and experience in financial and business matters that they are capable of an evaluation of the merits and risks of this investment;

         (e) The undersigned and the Investor Representative, if any, are aware that an investment in the Company is highly speculative and subject to substantial risks. The undesigned is capable of bearing the high degree of economic risk and burdens of this venture, including, but not limited to, the possibility of a complete loss, the lack of a public market and limited transferability of the Securities, which make the liquidation of this investment impossible for the indefinite future;

         (f) The offer to exchange the Securities was directly communicated to the undersigned and the Investor Representative by such a manner that the undersigned was able to ask questions of and receive answers from the Company or a person acting on their behalf concerning the terms and conditions of this transaction. At no time was the undersigned or the Investor Representative presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general advertising otherwise than in connection and concurrently with such communicated offer;

         (g) The undersigned, if a corporation, partnership, trust or other entity, is authorized and duly empowered to purchase and hold the Securities, has its principal place of business at the address set forth on the signature page and has not been formed for the specific purpose of acquiring the Securities;

         (h) The Securities are being acquired solely for the undersigned's own account, for investment, and are not being purchased with a view to resale, distribution, subdivision or fractionalization thereof;

         (i) The undersigned understands that the Securities have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws, in reliance upon exemptions from registration for non-public offerings. The undersigned understands that the Securities or any interest therein may not be, and agrees that the Securities or any interest therein, will not be resold or otherwise disposed of by the undersigned unless the Securities are subsequently registered under the Act and under appropriate state securities laws or unless the Company receives an opinion of counsel satisfactory to it that an exemption from registration is available;




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         (j)   The undersigned and the Investor Representative have been
               informed of and understand the following:

               (1) The Company, as it is being restructured, has only a limited financial or operating history;

               (2) There are substantial restrictions on the transferability of the Securities;

               (3) No federal or state agency has made any finding or determination as to the fairness for public investment, nor any recommendation nor endorsement, of the Securities.

         (k) None of the following information has ever been represented, guaranteed or warranted to either the undersigned or the Investor Representative, expressly or by implication by any broker, the Company or agent or employee of the foregoing, or by any other person;

               (1) The approximate or exact length of time that the undersigned will be required to remain an investor in the Company;

               (2) The percentage of profit and/or amount of type of consideration, profit or loss to be realized, if any, as a result of an investment in the Company;

               (3) That the past performance or experience of the management or associates, agents, affiliates or employees or any other person will in any way indicate or predict economic results in connection with the operation of the Company of the return on the investment.

         (l) The information set forth in that certain Accredited Investor Declaration executed by the undersigned is true, correct and complete;

         (m) The undersigned has not distributed any information relating to this investment to anyone other than the Investor Representative, if any, and no other person except the Investor Representative has used this information;

         (n) The undersigned hereby agrees to indemnify the management of the Company and holds the Company harmless from and against any and all liability, damage, cost or expense incurred on account of or arising out of:

               (1) Any inaccuracy in the declarations, representations and warranties hereinabove set forth;

               (2) The disposition of any Securities of the undersigned, contrary to the foregoing declarations, representations and warranties;




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               (3)  Any action, suit or proceeding based upon:

                    (i) the claim that said declarations, representations or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company or its Management; or

                    (ii) the disposition of any of the Securities or any part
                         thereof.

         4. Transferability. The undersigned agrees not to transfer or assign the obligations or duties contained in this Subscription Agreement or any of the undersigned's interest herein.

         5. Regulation D. Notwithstanding anything herein to the contrary, every person or entity who, in addition to or in lieu of the undersigned, is deemed to be a "purchaser" pursuant to Regulation D promulgated under the Securities Act of 1933 or any state law, does hereby make and join in making all of the covenants, representations and warranties made by the undersigned.

         6. Investor Representative(s) Relationship with the Company or its Management. The undersigned acknowledges that the undersigned has been advised that the following relationship exists by and between the Investor Representative named below (including the Investor Representative's affiliates) and the management, the Company or an affiliate of either of them:

            Not Applicable.

         7. Acceptance. Execution and delivery of this Subscription Agreement and tender of the payment in accordance with Paragraph 1 above shall constitute an irrevocable offer to purchase the Securities indicated, which offer may be accepted or rejected by the Company in their sole discretion for any cause or for no cause. Acceptance of this offer by the Company shall be indicated by the execution hereof by management.

         8. Binding Agreement. The undersigned agrees that the undersigned may not cancel, terminate or revoke this Subscription Agreement or any agreement of the undersigned made hereunder, and that this Subscription Agreement shall survive the death or disability of the undersigned and shall be binding upon the heirs, successors, assigns, executors, administrators, guardians, conservators or personal representatives of the undersigned.

         9. Incorporation by Reference. The identities of any Investor Representative of the undersigned and the statement of the number of Securities subscribed and related information set forth on the signature page are incorporated as integral terms of this Agreement.

         10. Investment Documents. The Company commits by accepting your subscription to deliver to you not later than 30 days from the date of closing certificates representing the number of shares of the Securities subscribed for and which have been accepted by the Company.




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         IN WITNESS WHEREOF, the undersigned has executed this Subscription
Agreement on the Date set forth on the signature page.

         The undersigned desires to take title in the Securities as follows (check one):

          _____(a)  Individual (one signature required on Page 6);

          _____(b) Husband and Wife as community property (one signature required on Page 6 if interest held in one name, i.e., managing spouse; two signatures required on Page 6 if interest held in both names);

          _____(c) Joint Tenants with right of survivorship (both parties must sign on Page 6)

          _____(d)  Tenants in common (both parties must sign on Page 6);

          _____(e)  Trust (Trustee(s) must sign on Page 8);

          _____(f)  Partnership (general partner(s) must sign on Page 10);

          _____(g)  Corporation (authorized office must sign on Page 12).

         The exact spelling of names(s) under which title to the Securities shall be taken is (please print): Dixon Family Remainder Trust



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                             SUBSCRIPTION AGREEMENT

                                 SIGNATURE PAGE
                               FOR TRUST INVESTORS

Total Shares subscribed:        #2,000,000         Exchange for 2,500,000 Shares
                                                   of Series A Preferred Stock
                                                   of OTC America, Inc.

Name(s) of Investor Representatives


------------------------------                    ------------------------------
Name                                                          Address


------------------------------                    ------------------------------
Name                                                          Address


------------------------------                    ------------------------------
Name                                                          Address

Dixon Family Remainder Trust
--------------------------------------------------------------------------------
Name of Trust (Please print or type)

Robert C. Dixon
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Name of Trustee (Please print or type)

        12/24/96
--------------------------------------------------------------------------------
Date Trust was formed

By /s/ Robert C. Dixon
  -----------------------------
   Robert C. Dixon, Trustee

Taxpayer Identification Number:
                               ---------------

Trustee's Address:         PO Box 100
                           Palmer Lake, CO 80133
                           Attention: Robert C. Dixon

Executed at 2:45 p.m. Colorado, this 10th day of June, 2000.



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SUBSCRIPTION ACCEPTED:

OTC AMERICA, INC.


 /s/ Randy L. Phillips
---------------------------
By:    Randy L. Phillips,
       President
Date:  June 16, 2000



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